SCHEDULE 14A
                                 (RULE 14A-101)

    INFORMATION REQUIRED IN PROXY STATEMENT
    SCHEDULE 14A INFORMATION

    PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
    SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
 |X|  Preliminary proxy statement.            |_| Confidential, for use of the
 |_|  Definitive proxy statement.                 Commissioner only (as
 |_|  Definitive additional materials.            permitted by Rule 14a-6(e)(2).
 |_|  Soliciting material pursuant
      to Rule 14a-11(c) or Rule 14a-12.


                           SAGE LIFE INVESTMENT TRUST
                (Name of Registrant as Specified in its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

    |X| No fee required.

    |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1) Title of each class of securities to which transaction applies:  N/A
        (2) Aggregate number of securities to which transaction applies:  N/A
        (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
        (4) Proposed maximum aggregate value of transaction: N/A
        (5) Total fee paid: $0

    |_| Fee paid previously with preliminary materials.

    |_| Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1) Amount Previously Paid:  N/A
        (2) Form, Schedule or Registration Statement No.:  N/A
        (3) Filing Party:  N/A
        (4) Date Filed:  N/A

                           SAGE LIFE INVESTMENT TRUST

                                Money Market Fund

                               300 Atlantic Street
                               Stamford, CT 06901
                              (888) 835-SAGE (7243)

                                  July 13, 2001

                            NOTICE OF SPECIAL MEETING

    A special meeting of the shareholders, including any adjournment thereof (the "Meeting"), of the Money Market Fund (the "Fund") of Sage Life Investment Trust, a Delaware business trust (the "Trust"), will be held on August 17, 2001 at 11:00 a.m. Eastern Time at the offices of PFPC Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, for the following purposes:

      1. To approve or disapprove a new sub-advisory agreement on behalf of the Fund between Sage Advisors, Inc. ("Sage") and Conning Asset Management Company ("Conning"). (The provisions of the proposed sub-advisory agreement between Sage and Conning are identical in all material respects to the provisions of the current sub-advisory agreement between Sage and Conning, including the advisory fees payable to, and the duties and responsibilities of, Conning.)

      2. To transact such other business as may properly come before the Meeting.

    Shareholders of the Fund at the close of business on July 6, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Shares of the Fund are sold to Sage Life Assurance of America, Inc. ("Sage Life") to fund certain variable life insurance policies and variable annuity contracts issued by Sage Life (each a "Contract" and together, the "Contracts"). As an owner of a Contract as of the close of business on the Record Date that invests in the Fund, you are entitled to instruct us how to vote the shares of the Fund funding your Contract. Please refer to the accompanying Proxy Statement for more information about the proposals to be considered and acted upon at the Meeting or any adjournments thereof.

    Your voting instructions are very important, regardless of the number of Fund shares attributed to your Contract. In order to avoid the additional expense and delay of further solicitation, please complete, date, sign, and return the enclosed Voting Instruction Form today in the enclosed postage-paid envelope.

                                            By Order of the Board of Trustees

                                            /S/ Mary Jane Maloney
                                            Mary Jane Maloney
                                            Secretary

                           SAGE LIFE INVESTMENT TRUST

                                Money Market Fund

                                 PROXY STATEMENT

          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 17, 2001

    A special meeting of the shareholders, including any adjournment thereof (the "Meeting"), of the Money Market Fund (the "Fund") of Sage Life Investment Trust, a Delaware business trust (the "Trust"), will be held on August 17, 2001 at 11:00 a.m., Eastern Time, at the offices of PFPC Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, for the following purposes:

    1. To approve or disapprove a new sub-advisory agreement on behalf of the Fund between Sage Advisors, Inc. ("Sage") and Conning Asset Management Company ("Conning"). (The provisions of the proposed sub-advisory agreement between Sage and Conning are identical in all material respects to the provisions of the current sub-advisory agreement between Sage and Conning, including the advisory fees payable to, and the duties and responsibilities of, Conning.)

    2.  To transact such other business as may properly come before the Meeting.

    Sage Life Assurance of America, Inc. ("Sage Life"), through certain separate accounts and its affiliate FinPlan Holdings, Inc., is the record owner of the shares of the Fund and has undertaken to vote its shares in accordance with voting instructions received on a timely basis from the holders of variable life insurance policies and variable annuity contracts who have made allocations to the Fund (collectively, "Contract Owners"). This proxy statement is first being mailed on or about July 13, 2001.

    THE BOARD OF TRUSTEES OF THE TRUST (THE "BOARD"), INCLUDING A MAJORITY OF THOSE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE TRUST WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE 1940 ACT"), SOLICITS YOUR PROXY FOR USE AT THE MEETING AND RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 1.


                                GENERAL OVERVIEW

    Metropolitan Life Insurance Company ("MetLife") has entered into a Stock Purchase Agreement, dated as of April 25, 2001 (the "Purchase Agreement"), by and among MetLife, Metlife CC Holding Company and Genam Holding Company (collectively, with MetLife, referred to herein as the "Seller"), Conning Corporation, and Swiss Re America Holding Corporation ("Swiss Re America"), pursuant to which the Seller will sell its direct and indirect ownership interests in Conning Corporation to Swiss Re America (the "Transaction"). The Transaction is expected to close on or about June 30, 2001 (the "Closing Date"). On the Closing Date, the Seller will transfer its entire interest in Conning Corporation to Swiss Re America.

    Conning, an indirect wholly owned subsidiary of Conning Corporation and a registered investment adviser which serves as sub-adviser to the Fund, is expected to survive the Transaction with little change in its resources and services. The same personnel of Conning primarily responsible for providing investment sub-advisory services to and managing the Fund, therefore, are expected to continue to provide these services to the Fund after the Transaction.

    Conning Corporation is a direct subsidiary of Genam Holding Company and MetLife CC Holding Company. MetLife CC Holding Company is a direct wholly owned subsidiary of MetLife. Genam Holding Company is a direct wholly owned subsidiary of General American Life Insurance Company, which, in turn, is a wholly owned subsidiary of GenAmerica Financial Corporation. GenAmerica Financial Corporation is a wholly owned subsidiary of MetLife, a New York life insurance company. MetLife, in turn, is a wholly owned subsidiary of MetLife, Inc., a publicly traded company and a leading provider of insurance and financial services to a broad spectrum of individual and institutional customers. As of December 31, 2000, MetLife, Inc. had total consolidated assets of $255.0 billion and equity of $16.4 billion. MetLife, Inc.'s principal executive offices are located at One Madison Avenue, New York, New York 10010-3690.

    Swiss Re America is a direct wholly owned subsidiary of Swiss Reinsurance Company ("Swiss Re"), one of the world's leading reinsurers. Swiss Re is headquartered in Zurich, Switzerland, with over 70 offices in more than 30 countries. Swiss Re is rated "AAA" by Standard & Poor's, "Aaa" by Moody's, and "A+++ (superior)" by A.M. Best. Swiss Re includes, among its numerous direct and indirect subsidiaries, Swiss Re Investors, Inc., a full service investment management firm that manages fixed-income investments and traded equity investments on behalf of Swiss Re and third parties, Swiss Re Capital Partners (US) Inc., which manages several private equity funds on behalf of Swiss Re and third parties, and Swiss Re New Markets Corporation, which provides underwriting, structured finance and credit solutions services to large corporate clients. Swiss Re currently owns indirectly 9.9% of the common stock of Sage Life Holdings, Inc., a company under common control with Sage Life, the Trust, and Sage. Swiss Re's principal executive offices are located at Mythenquai 50/60, 8022 Zurich, Switzerland.


                                   PROPOSAL 1
                     APPROVAL OF NEW SUB-ADVISORY AGREEMENT

    The Fund's shareholders are being asked to approve or disapprove for the Fund a new sub-advisory agreement (the "New Agreement") between Sage and Conning. The Board is seeking approval of the New Agreement to permit the Fund's management to continue providing uninterrupted service to the Fund after the Transaction. This is necessary because the current sub-advisory agreement, effective April 20, 2000 (the "Current Agreement"), may terminate automatically as a result of the Transaction. The Fund and Conning intend to rely on Rule 15a-4 under the 1940 Act to permit Conning to continue to provide services to the Fund under the terms of an interim sub-advisory agreement for a maximum period of 150 days following the Closing Date of the Transaction, as discussed below.

    Conning's change in ownership resulting from the Transaction may be deemed to be an assignment of the Current Agreement within the meaning of the 1940 Act. In the event of an assignment, as required by the 1940 Act, the Current Agreement terminates automatically. Accordingly, the New Agreement between Conning and the Fund is proposed for approval by the Fund's shareholders to replace the Current Agreement. A form of the New Agreement is attached as Appendix A to this Proxy Statement. The New Agreement is identical to the Current Agreement in all material respects, including the advisory fees payable to, and the duties and responsibilities of, Conning, except for the date of the Agreement. No change in the advisory fee rates is being proposed.

    Representatives of Conning have advised the Fund that currently no change is expected in investment advisory or other management personnel in connection with the Transaction, and that it is currently anticipated that the same persons responsible for providing investment advisory services to the Fund under the Current Agreement will continue to be responsible for providing these services under the New Agreement. Conning does not anticipate that the Transaction will cause any reduction in its resources or the quality of services now provided to the Fund under the terms of the Current Agreement, nor does Conning anticipate that the Transaction will have any adverse effect on Conning's ability to continue to fulfill its obligations to the Fund.

    The members of the Board, including those Trustees who were not "interested persons" of the Fund within the meaning of the 1940 Act (the "Independent Trustees"), last approved the continuation of the Current Agreement at the Board meeting held on December 14, 1999.

    At its June 25, 2001 meeting, the Board unanimously approved the New Agreement (and the Interim Agreement, as discussed below). In addition, the Board and the Independent Trustees unanimously approved the submission of the New Agreement for approval by the shareholders of the Fund.

    If the Fund's shareholders approve the New Agreement within 150 days after the Closing Date, the New Agreement will take effect on the date on which the shareholders of the Fund approve the New Agreement. If the Fund's shareholders should fail to approve the New Agreement within 150 days after the Closing Date, Conning will provide investment advisory services to the Fund and be reimbursed for its actual out-of-pocket costs in connection with those services.

PROVISIONS OF THE NEW AGREEMENT

    The provisions of the New Agreement are identical in all material respects to those of the Current Agreement. Like the Current Agreement, the New Agreement requires Conning to act as the investment sub-adviser to the Fund and, subject to the supervision of Sage and the Board, to manage the investment and reinvestment of the assets of the Fund, with full investment discretion and authority, in a manner consistent with the investment objectives, policies, and restrictions of the Fund. Like the Current Agreement, the New Agreement also requires Conning to (1) perform investment research and evaluate financial data, (2) to consult with, make recommendations to, and report regularly to Sage and the Board, and (3) to furnish requested information to appropriate regulatory authorities.

    The advisory fees paid by Sage to Conning under the New Agreement will be the same as those paid under the Current Agreement. The annual advisory fees under the New Agreement are:

                       PROPOSED SUB-ADVISORY FEE SCHEDULE

--------------------------------------------------------------------------------
     Average Daily Net Assets                       Advisory Fee
--------------------------------------------------------------------------------
The first $100,000,000 of Net Assets                   0.15%
--------------------------------------------------------------------------------
The next $200,000,000 of Net Assets                    0.10%
--------------------------------------------------------------------------------
Net Assets above $300,000,000                          0.075%
--------------------------------------------------------------------------------

    Like the Current Agreement, the New Agreement provides that Conning will perform its duties and responsibilities under the New Agreement with "the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims." The New Agreement further provides that Conning is not subject to liability to the Trust or Sage for any act or omission in the course of, or connected with, rendering services under the Agreement, except where such liability arises by reason of (i) a failure of Conning to satisfy the standard of care set forth above; (ii) the negligence or bad faith of Conning or the reckless disregard by Conning of its obligations and duties under the New Agreement; or (iii) a breach of Conning's fiduciary duty to the Fund with respect to receipt of compensation as specified in the 1940 Act.

    Like the Current Agreement, the New Agreement, unless sooner terminated as described below, will continue for two (2) years following the effective date (if approved in accordance with Section 15 of the 1940 Act), and thereafter will continue automatically for periods of one (1) year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Independent Trustees (who are not parties to the New Agreement), cast in person at a meeting called for the purpose of voting such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

    Like the Current Agreement, the New Agreement may be amended by its parties only if such amendment is specifically approved by (a) the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) a majority of the Independent Trustees (who are not parties to the New Agreement), cast in person at a meeting called for the specific purpose of voting on such approval, each as required by the 1940 Act.

    Like the Current Agreement, the New Agreement may be terminated by Sage, Conning, or the Fund at any time without penalty upon sixty (60) days' written notice. Termination by the Fund may be effected by vote of a majority of the Independent Trustees, or by vote of either a majority of the entire Board or a majority of the outstanding voting securities of the Fund. The New Agreement terminates automatically in the event of its "assignment" (within the meaning of the 1940 Act).

PROVISION OF SUB-ADVISORY SERVICES UNDER THE INTERIM SUB-ADVISORY AGREEMENT.

    Conning and the Fund intend to rely on Rule 15a-4 under the 1940 Act to permit Conning to continue to provide services to the Fund uninterrupted. Conning will provide such services pursuant to the terms and conditions of an interim sub-advisory agreement (the "Interim Agreement") for a term beginning on the Closing Date and ending on the earlier of (1) 150 days from the Closing Date, or (2) the date the Fund's shareholders approve or disapprove the New Agreement (the "Interim Period").

    Under the terms of the Interim Agreement, Conning will not receive any advisory fees during the Interim Period. Such fees instead will be paid into an interest-bearing escrow account maintained pursuant to the conditions of Rule 15a-4. The amount in the escrow account (including any interest earned) will be paid as follows: (1) if Fund shareholders approve the New Agreement by the end of the Interim Period, the entire amount will be paid to Conning; or (2) if Fund shareholders do not approve the New Agreement by the end of the Interim Period, Conning will be paid the lesser of (a) the actual out-of-pocket costs Conning incurred in providing advisory services to the Fund during the Interim Period (plus interest earned on such amount while held in the escrow account), or (b) the total amount held in the escrow account (plus interest earned thereon), with any balance remaining in the escrow fund after this disbursement has been made being returned to the Fund. Before any such payment is made, the Board will be notified.

    Conning has agreed to take all appropriate measures to ensure that the scope and quality of investment advisory services provided under the terms of the Interim Agreement during the Interim Period will be at least equivalent, in the judgment of the Board, to the scope and quality of services Conning provides under the Current Agreement.

INFORMATION ABOUT SAGE

    Sage is the investment manager and administrator of the Fund and has responsibility for the management and administration of the Fund's affairs, under the supervision of the Board. The Fund's investment portfolio is managed on a day-to-day basis by Conning under the general oversight of Sage and the Board. Sage is responsible for providing management and administrative services to the Fund, and in the exercise of such responsibility selects the sub-adviser(s) for the Fund and monitors the sub-adviser's investment programs and results, reviews brokerage matters, oversees compliance by the Fund with various federal and state statutes, and carries out the directives of the Board. Sage monitors and evaluates the sub-adviser to assure that the sub-adviser is managing the Fund consistently with its investment objective, policies, restrictions, applicable laws, and guidelines.

    Sage was organized in 1997. It serves as investment adviser only to the Trust, and as of December 31, 2000, had $26.7 million of assets under management. The address of Sage is 300 Atlantic Street, Stamford, CT 06901. Sage is a wholly owned subsidiary of Sage Insurance Group, Inc. Sage Insurance Group, Inc. is the holding company for Sage and certain affiliated companies that are in the business of underwriting, issuing and distributing the variable insurance products of Sage Life, an indirect, wholly owned subsidiary of Sage Insurance Group, Inc.

INFORMATION ABOUT CONNING

    Conning is the sub-adviser for the Fund. Conning was established in 1982. Its address is CityPlace II, 185 Asylum Street, Hartford, Connecticut 06103-4105. Conning is a wholly owned indirect subsidiary of Conning Corporation, which, in turn, is a wholly owned indirect subsidiary of MetLife. As of December 31, 2000, Conning provided investment advice to 92 unaffiliated institutional accounts and to 27 affiliated institutional accounts. As of December 31, 2000, Conning had approximately $21.9 billion of assets under its discretionary management.

    Appendix B lists the directors and principal executive officers of Conning. For the year ended December 31, 2000, Conning received a total of approximately $ 2,375 in fees for providing sub-advisory services to the Fund.

    From time to time, Conning receives brokerage and research services from brokers that execute securities transactions for the Fund. The commission paid by the Fund to a broker that provides such services to Conning may be greater than the commission would be if the Fund used a broker that does not provide the same level of brokerage and research services. Additionally, Conning may use such services for clients other than the Fund.

    In addition to serving as sub-adviser to the Fund under the Current Agreement, Conning serves as investment adviser or sub-adviser to certain portfolios of other registered investment companies having an investment objective similar to that of the Fund. Appendix C lists the size of such other portfolios and the rate of Conning's compensation.

EVALUATION BY THE BOARD OF TRUSTEES

    In determining whether or not to approve the Interim Agreement and the New Agreement and to recommend approval of the New Agreement to shareholders, the Board of Trustees, including a majority of the Independent Trustees, considered various materials and representations provided by Conning at its meeting held on June 25, 2001.

    The Board considered the following information, among other things: (1) Conning's representation that the same persons responsible for the Funds' management under the Current Agreement are currently expected to continue to manage the Fund under the Interim and New Agreements; (2) the fact that the compensation to be received by Conning under the Interim and New Agreements will be the same as the compensation paid under the Current

    Agreement; (3) Conning's representation that it will not seek to increase the rate of advisory fees paid by Sage on behalf of the Fund under the terms of the New Agreement for a period of at least two years from the date this Agreement is executed, if approved by shareholders; (4) the fact that the provisions of the Interim and New Agreements and Current Agreement are identical in all material respects (except, in the case of the Interim Agreement, for provisions required by Rule 15a-4 under the 1940 Act); and
    (5) information provided by Swiss Re indicating that it has the resources to enhance the operation of Conning in many ways, including the ability to engage and retain high-caliber investment personnel, the ability to add investment research capabilities, the ability to provide seed money for new funds, and the ability to enhance the quality of services provided to shareholders.

    Further, the Board reviewed the determinations it reached at the December 14, 1999 Board meeting in connection with the Board's approval of the Current Agreement, including: (1) the nature and quality of the services rendered by Conning under the Current Agreement; (2) the fairness of the compensation payable to Conning under the Current Agreement; (3) the results achieved by Conning for the Fund; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of Conning.

    Based upon its review, the Board determined that by approving the Interim and New Agreements, the Fund will receive uninterrupted advisory services. The Board also determined that approval of the Interim and New Agreements is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above and such other factors and information it considered relevant, the Board approved the Interim and New Agreements and voted to recommend approval of the New Agreement by the Fund's shareholders.

VOTE REQUIRED

    Shareholders of the Fund must approve the New Agreement. Approval of this proposal requires an affirmative vote of the lesser of: (1) 67% or more of the shares of the Fund's shares present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
    (2) more than 50% of the outstanding shares of the Fund.

SECTION 15(F) OF THE 1940 ACT

    MetLife and Swiss Re have agreed to use their best efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a transaction that results in a change in control of or identity of the investment adviser to an investment company as long as two conditions are met.

    First, no "unfair burden" may be imposed on the investment company as a result of the Transaction relating to the change of control or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for BONA FIDE investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than BONA FIDE ordinary compensation as principal underwriter of the investment company).

    Second, during the three-year period immediately following the change of control, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser or the predecessor investment adviser, within the meaning of the 1940 Act.

    THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 1.

                               GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

    Management of the Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

VOTING RIGHTS

    This Proxy Statement, and the accompanying solicitation of voting instructions, is being sent to variable life insurance policyholders and variable annuity contract holders whose policies or contracts are funded by the separate accounts that invest in the Trust. The number of shares as to which voting instructions may be given under a policy or contract is determined by the number of full and fractional shares of the Fund held in a separate account with respect to that particular policy or contract.

    The Fund's shareholders of record (which are the insurance companies that invest in the shares) at the close of business on July 6, 2001 (the "Record Date") will be entitled to be present and vote at the Meeting with respect to shares of the Fund owned as of such Record Date. As of the Record Date, the total number of shares of the Fund outstanding and entitled to vote was
    ____________.

    A majority of the outstanding shares of the Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum. If a quorum is not present at the Meeting, or if a quorum is present but, at the meeting, sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Proposal in this proxy statement prior to any adjournment if sufficient votes have been received with respect to the Proposal. Any adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment with respect to the Proposal for which they are entitled to vote in favor of, and will vote against any adjournment with respect to those proxies required to be voted against the Proposal, and will not vote any proxies that direct them to abstain from voting on the Proposal.

    Sage Life, through certain of its separate accounts and its affiliate FinPlan Holdings, Inc., owns all of the shares of the Fund and has undertaken to vote its shares in accordance with voting instructions received on a timely basis from the holders of variable life insurance policies and variable annuity contracts who have allocated amounts to one or more of the separate account subdivisions or sub-accounts that invest in the Fund. Sage Life will vote the shares of the Fund for which no timely instructions are received from Contract Owners, and any shares owned by separate accounts funding qualified plans, in proportion to the voting instructions that are received with respect to all policies and contracts participating in the Fund. Voting Instruction Forms that are properly executed and returned but that have no voting designation with respect to the Proposal will be voted "For" the proposal.

    Voting instructions may be revoked at any time prior to the close of business on August 15, 2001 (the deadline for timely receipt of voting instructions), by executing and delivering subsequently signed voting instructions to Sage Life at 300 Atlantic Street, Stamford, Connecticut 06901.

    To the knowledge of management of the Trust, as of the Record Date, no Trustee of the Trust owned 1% or more of the outstanding shares of the Fund, nor has any Trustee since the beginning of the Trust's last fiscal year engaged in transactions involving securities in an amount exceeding 1% of the outstanding voting securities of Conning or any of its parents or subsidiaries.

    Appendix D to this Proxy Statement lists the persons that, to the knowledge of the Trust, beneficially owned more than 5% of the outstanding voting securities of the Fund as of the Record Date.

EXPENSES

    Conning, or an entity controlling, controlled by, or under common control with Conning, will pay the Fund's expenses in connection with this Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and any other out-of-pocket expenses.

SERVICE PROVIDERS

DISTRIBUTOR

    Sage Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Sage Insurance Group, Inc., serves as the distributor (principal underwriter) of the Fund's shares. The principal business address of the Distributor is 300 Atlantic Street, Stamford, Connecticut 06901.

SUB-ADMINISTRATOR

    PFPC Inc., a subsidiary of PNC Bank, located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, serves as the Fund's sub-administrator pursuant to a Sub-Administration Agreement with Sage.

SHAREHOLDER PROPOSALS
    As a general matter, the Trust does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder's meeting should send their written proposals to: Mary Jane Maloney, Secretary of the Trust, at PFPC Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

REPORTS TO SHAREHOLDERS

    THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND SEMI-ANNUAL REPORT UPON REQUEST. TO REQUEST AN ANNUAL OR SEMI-ANNUAL REPORT, PLEASE CALL THE CUSTOMER SERVICE CENTER FOR THE TRUST TOLL FREE AT (888) 502-SAGE (7243), OR SEND A WRITTEN REQUEST TO: SAGE LIFE, SUITE 302, 300 ATLANTIC STREET, STAMFORD, CONNECTICUT 06901.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION FORM IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


July 13, 2001

                                   APPENDIX A

                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                               SAGE ADVISORS, INC.
                                       AND
                        CONNING ASSET MANAGEMENT COMPANY

This Agreement is made as of _________ , 2001, between Sage Advisors, Inc. (the
    "Manager") and Conning Asset Management Company, a Missouri corporation (the "Sub-Adviser").

WHEREAS, Sage Life Investment Trust (the "Investment Company") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") consisting of series, each having its own investment objective and policies; and

WHEREAS, the Manager is a Delaware corporation and is in the business of providing, among other things, investment services, including investment management services to the Investment Company pursuant to an Amended Management Agreement by and between the Investment Company and the Manager effective June 15th, 2000 (the "Management Agreement"); and

WHEREAS, the Sub-Adviser is in the business of providing, among other things, investment advisory services; and

WHEREAS, as permitted by the Management Agreement, the Manager desires to retain the Sub-Adviser to render sub-investment advisory services to the Investment Company with respect to the series set forth on Schedule A, as amended from time to time (each a "Fund" and together the "Funds"), and the Sub-Adviser is willing to render such services and pay all expenses incurred in connection with rendering such services;

NOW THEREFORE, in consideration of the mutual agreements contained herein, the Manager and the Sub-Adviser agree as follows:

1.  APPOINTMENT OF SUB-ADVISER

    (a) INITIAL FUNDS: the Manager hereby appoints the Sub-Adviser to act as investment Sub-Adviser to the Funds for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

    (b) ADDITIONAL FUNDS: In the event that the Investment Company establishes one or more Funds, other than the initial Funds ("Additional Funds"), with respect to which the Manager desires to retain the Sub-Adviser to render sub-investment advisory services hereunder, the Manager shall so notify the Sub-Adviser in writing, indicating the advisory fee to be payable with respect to the additional Fund. If the Sub-Adviser is willing to render such services, it shall so notify the Manager in writing, whereupon such Fund shall become a Fund under this Agreement. In such event, a writing signed by both the Manager and the Sub-Adviser shall evidence an amendment to Schedule A as a part hereof indicating that such additional Fund has become a Fund hereunder and reflecting the agreed-upon fee schedule for such Fund.
                                                               Appendix A Page 1

2. REPRESENTATIONS AND WARRANTIES. As of the effective date of this Agreement, the Sub-Adviser is and shall remain registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), unless exempt from registration thereunder.

3. SUB-ADVISORY DUTIES. Subject to the supervision of the Board of Trustees of the Investment Company (the "Board") and of the Manager, the Sub-Adviser shall provide the Investment Company with such investment research, advice and supervision as the Investment Company may from time to time consider necessary for the proper management of the assets of each Fund, shall furnish continuously an investment program for each Fund, shall determine from time to time which securities or other investments shall be purchased, sold or exchanged and what portions of each Fund shall be held in the various securities or other investments or cash, and shall take such steps as are necessary to implement an overall investment plan for each Fund, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of securities, cash or other investments.

            The Manager has furnished or will furnish the Sub-Adviser with copies of the Investment Company's registration statement, Declaration of Trust, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Adviser will be entitled to rely on all documents furnished by the Manager.

            The Sub-Adviser represents that in performing sub-investment advisory services for each Fund, the Sub-Adviser shall make every effort to ensure that: (1) each Fund shall comply with Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder, specifically Regulation Section 1.817-5, relating to the diversification requirements for variable annuity, endowment, and life insurance contracts, and any amendments or other modifications to such Section or regulations; (2) each Fund continuously qualifies as a regulated investment company under Subchapter M of the Code or any successor provision; and (3) any and all applicable state insurance law restrictions on investments that operate to limit or restrict the investments that a Fund may otherwise make are complied with as well as any changes thereto. Except as instructed by the Board, the Sub-Adviser shall also make decisions for the Investment Company as to the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the Investment Company's securities shall be exercised. If the Board at any time makes any determination as to investment policy and notifies the Sub-Adviser of such determination, the Sub-Adviser shall be bound by such determination for the period, if any, specified in the notice or until similarly notified that such determination has been revoked.

            The Sub-Adviser further represents and warrants that it has taken all necessary steps to ensure that it has fully addressed all Year 2000 transition issues, and that none of the Manager nor its affiliates, the Investment Company, nor owners of variable contracts funded by the Funds, will experience any material negative effect from the Sub-Adviser's Year 2000 transition.

                               Appendix A Page 2

            As part of carrying out its obligations to manage the investment and reinvestment of the assets of each Fund consistent with the requirements under the 1940 Act, the Sub-Adviser shall:

            (a) Perform research and obtain and analyze pertinent economic, statistical, and financial data relevant to the investment policies of each Fund as set forth in the Investment Company's registration statement;

            (b) Consult with the Manager and the Board and furnish to the Board recommendations with respect to an overall investment strategy for each Fund for approval, modification, or rejection by the Board;

            (c) Seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Manager and Board;

            (d) Take such steps as are necessary to implement any overall investment strategies approved by the Manager and the Board for each Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, managing investments and any other property of the Fund, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

            (e) Regularly report to the Manager and the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of each Fund including furnishing, within 60 days after the end of each calendar quarter, a statement of investment performance for the period since the last report and a schedule of investments and other assets of each Fund as of the end of the quarter;

            (f) Maintain all required accounts, records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments for each Fund and the Investment Company and provide copies of such documents to the Manager upon request;

            (g) Furnish any personnel, office space, equipment and other facilities necessary for the operation of each Fund as contemplated in this Agreement;

            (h) Provide upon request accounting or other data concerning the
                Investment Company's investment activities to the Investment Company or its custodian or administrator, to assist the Investment Company in preparing and filing all periodic financial reports or other documents required to be filed with the Securities and Exchange Commission and any other regulatory entity; and

                               Appendix A Page 3

            (i) Provide information upon request from a custodian and/or administrator to assist in calculating, each business day, the net asset value of the shares of each Fund in accordance with applicable law.

4. EXECUTION AND ALLOCATION OF PORTFOLIO BROKERAGE. The Sub-Adviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies of such Fund, and in particular, to place all orders for the purchase or sale of portfolio investments for the account of each Fund with brokers, dealers, futures commission merchants or banks selected by the Sub-Adviser. The Sub-Adviser also is authorized as the agent of the Investment Company to give instructions to any other party serving as custodian of the Investment Company as to deliveries of securities and payments of cash for the account of each Fund. In selecting brokers or dealers and placing purchase and sale orders with respect to assets of the Funds, the Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the current registration statement. Subject to this requirement and the provisions of the 1940 Act, the Advisers Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Adviser may select brokers or dealers that are affiliated with the Sub-Adviser or the Investment Company.

            In addition to seeking the best execution and price, the Sub-Adviser may also take into consideration brokerage, research and statistical information, wire, quotation and other services provided by brokers and dealers to the Sub-Adviser. The Sub-Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to each Fund. The policies with respect to brokerage allocation, determined from time to time by the Board are those disclosed in the currently effective registration statement. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

5. ACTIVITIES OF THE SUB-ADVISER. The services of the Sub-Adviser are not deemed to be exclusive, and the Sub-Adviser is free to render services to others, so long as the Sub-Adviser's services under this Agreement are not impaired. It is understood that trustees, officers, employees and shareholders of the Investment Company are or may become interested persons of the Sub-Adviser, as directors, officers, employees and shareholders or otherwise, and that directors, officers, employees and shareholders of the Sub-Adviser are or may become similarly interested persons of the Investment Company, and that the Sub-Adviser may become interested in the Investment Company as a shareholder or otherwise.

                                                               Appendix A Page 4

            It is agreed that the Sub-Adviser may use any supplemental investment research obtained for the benefit of the Investment Company in providing investment advice to its other investment advisory accounts. The Sub-Adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Sub-Adviser or other entities advised by the Sub-Adviser will be considered by and may be useful to the Sub-Adviser in carrying out its obligations to the Investment Company.

            Securities or other investments held by a Fund of the Investment Company may also be held by separate investment accounts or other mutual funds for which the Sub-Adviser may act as an investment adviser or by the Sub-Adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-Adviser or its affiliates for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a Fund or other entities for which the Sub-Adviser or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Investment Company agrees that the Sub-Adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Investment Company recognizes that there may be an adverse effect on price.

            It is agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws or regulations, but will not be obligated to, aggregate the securities to be sold or purchased for other accounts or companies in order to obtain favorable execution and lower brokerage commissions or prices. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in accordance with any written procedures maintained by the Sub-Adviser or, if there are no such written procedures, in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Investment Company and to such other accounts or companies. The Investment Company recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Fund.

6. BOOKS AND RECORDS. The Sub-Adviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31 a-2 and Rule 2a-7 under the 1940 Act, all records relating to the Investment Company's investments that are required to be maintained by the Investment Company pursuant to the requirements of Rule 31 a-i and Rule 2a-7 of the 1940 Act.

            The Sub-Adviser agrees that all books and records which it maintains for the Investment Company are the property of the Investment Company and further agrees to surrender promptly to the Investment Company any such books, records or information upon the Investment Company's request. All such books and records shall be made available, within five business days of a written request, to the Investment Company's accountants or

                                                               Appendix A Page 5
    auditors during regular business hours at the Sub-Adviser's offices. The Investment Company or its authorized representative shall have the right to copy any records in the possession of the Sub-Adviser that pertain to the Investment Company. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to the Investment Company free from any claim or assertion of rights by the Sub-Adviser.

            The Sub-Adviser further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if the Investment Company or Manager have authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

7. REPORTS TO SUB-ADVISER. The Manager agrees to furnish the Sub-Adviser at its principal office all Fund prospectuses, proxy statements, reports to stockholders, sales literature or other material prepared for distribution to shareholders of the Investment Company or the public, which refer in any way to the Sub-Adviser, five (5) days, or as reasonably practicable, prior to use thereof and not to use such material if the Sub-Adviser should object thereto in writing within five (5) days after receipt of such material; provided, however, that the Sub-Adviser hereby approves all uses of its name which merely refer in accurate terms to its appointment as investment Sub-Adviser hereunder, which merely identifies the Investment Company, or which are required by the Commission or a state securities commission. In the event of termination of this Agreement, the Manager shall, on written request of the Sub-Adviser, forthwith delete any references to the Sub-Adviser from any materials described in the preceding sentence. The Manager shall furnish or otherwise make available to the Sub-Adviser such other information relating to the business affairs of the Investment Company as the Sub-Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

8. PROXIES. Unless the Manager or the Investment Company gives written instructions to the contrary, the Sub-Adviser shall vote or not vote all proxies solicited by or with respect to the issuers of securities in which assets of any Fund may be invested. The Sub-Adviser shall use its best good faith judgment to vote or not vote such proxies in a manner which best serves the interests of the affected Fund's shareholders.

9. EXPENSES. During the term of this Agreement, the Sub-Adviser shall pay all of its own expenses incurred by it in connection with its activities under this Agreement and the Manager or the Funds of the Investment Company shall bear all expenses that are incurred in the Investment Company's operations not specifically assumed by the Sub-Adviser.

10. COMPENSATION OF THE SUB-ADVISER. For the services to be rendered by the Sub-Adviser as provided in this Agreement, the Manager shall pay to the Sub-Adviser such compensation as is designated in Schedule A to this Agreement, so long as the Sub-Adviser has not waived all or a portion of such compensation.

                                                               Appendix A Page 6

11. DURATION, AMENDMENT AND TERMINATION. This Agreement shall become effective with respect to each Fund on the date first above written. With respect to any Additional Funds, provided the provisions of Section 1, Paragraph (b) have been complied with, this Agreement will become effective on the date on which the Agreement is approved in accordance with Section 15 of the 1940 Act. This Agreement, unless sooner terminated as provided herein, shall continue for each Fund for two (2) years following the effective date of this Agreement with respect to that Fund, if approved in accordance with
    Section 15 of the 1940 Act, and thereafter shall continue automatically for periods of one (1) year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Investment Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting such approval, and (b) by the Board of Trustees of the Investment Company or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

            This Agreement may be amended as to a Fund by the parties only if such amendment is specifically approved by (a) the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and
    (b) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, each as required by the 1940 Act.

            This Agreement may be terminated by the Manager, the Sub-Adviser, or the Investment Company on behalf of a Fund, at any time on sixty (60) days' written notice, without the payment of any penalty. Termination by the Investment Company on behalf of a Fund may be effected by vote of a majority of those members of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Manager or the Investment Company, or by the vote of either the majority of the entire Board of Trustees of the Investment Company, or by vote of a majority of the outstanding voting securities of a Fund with respect to which the Agreement is being terminated. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

12. CHOICE OF LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware (without regard for conflict of law provisions) and any applicable federal law.

13. LIMITATION OF LIABILITY.

    a) In performing its services under this Agreement, the Sub-Adviser agrees that it is a fiduciary of the Investment Company and that it will perform its duties and responsibilities with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Sub-Adviser shall not be liable for any loss, liability, or damage incurred by the Investment Company or the Manager as a result of any investment decision, recommendation, or other action taken or

                                                               Appendix A Page 7
        omitted in what the Sub-Adviser, in good faith, believes to be the proper performance of its duties under this Agreement, except that the Sub-Adviser shall be liable and indemnify the Investment Company and/or the Manager to the extent that such loss, liability, or damage results from (i) a failure of the Sub-Adviser to satisfy its standard of care set forth above; (ii) the negligence or bad faith of the Sub-Adviser or the reckless disregard by the Sub-Adviser of its obligations and duties under this Agreement; or (iii) a breach of the Sub-Adviser's fiduciary duty to the Investment Company with respect to receipt of compensation as specified in Section 36(b) of the 1940 Act. Notwithstanding the foregoing, the Sub-Adviser shall not be liable for any liability, loss or damage resulting from any investment made by the Sub-Adviser consistent with its standard of care set forth above or the reliance by the Sub-Adviser on information provided by the Manager or the Investment Company.

    b) In the event the Manager or the Investment Company seeks indemnification for a claim alleged by a person who is not a party to this Agreement (a "third party claim"), the Manager or the Investment Company, as applicable, shall, as a condition to receiving any indemnification pursuant to Subparagraph (a), above, give prompt written notice of such third party claim to the Sub-Adviser. The Sub-Adviser shall have the right to elect to investigate and/or defend such third party claim and, if such election is made, the Company shall have the right, at its own expense, to participate in the defense of such third party claim through counsel of its own choosing. The Sub-Adviser shall not settle any such claims unless it obtains by a general release in favor of the Manager or the Investment Company, as applicable, or such settlement is consented to by the Manager or the Investment Company, as applicable. The Sub-Adviser shall not be required to indemnify the Manager or the Investment Company with respect to any settlement of a third party claim that the Sub-Adviser has not approved in writing in advance.

    c) It is expressly acknowledged and agreed that the obligations of the Investment Company shall not be binding upon any of the shareholders, trustees, officers, employees or agents of the Investment Company, personally, but shall bind only the trust property of the Investment Company, as provided in its Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Investment Company and such authorization by such Trustees shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally.

    d) Nothing herein shall affect any rights or obligations of the parties under the Advisers Act or constitute a restriction or waiver of any rights under applicable federal or state securities laws.

                                                               Appendix A Page 8

 IN WITNESS WHEREOF, the due execution hereof as of the date first above written


                                                               Appendix A Page 9

                                             SAGE ADVISORS, INC.


Attest:                                      By:
       --------------------                     --------------------
Name:                                             Name:
Title:                                            Title:



                                             CONNING ASSET MANAGEMENT
                                             COMPANY

Attest:                                      By:
       --------------------                     --------------------
Name:                                             Name:
Title:                                            Title:

                                                              Appendix A Page 10

                                   SCHEDULE A

FUNDS SUBJECT TO THIS AGREEMENT

Money Market Fund

As consideration for the Sub-Adviser's services to the above Fund, the Sub-Adviser shall receive from the Fund an annual advisory fee, accrued daily at the rate of 1/365th of the applicable fee rate and payable quarterly in arrears on the first business day of each quarter, of the following percentages of the Fund's average daily net assets during the month:

                     MONEY MARKET FUND

                     0.15% of the first $100,000,000
                     0.10% of the next $200,000,000
                     0.075% thereafter


For the purpose of accruing compensation, the net assets of the Fund shall be determined in the manner and on the dates set forth in the Declaration of Trust or the current registration statement of the Trust and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined.


                                                           Appendix A Schedule A

                                   APPENDIX B

                   DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS
                       OF CONNING ASSET MANAGEMENT COMPANY

                                         POSITION WITH
                                         CONNING ASSET
NAME AND ADDRESS*                        MANAGEMENT COMPANY                  PRINCIPAL OCCUPATION
----------------                         ------------------                  --------------------
James L. Lipscomb                        President, Chief Executive          President, Chief Executive Officer
                                            Officer and Director                and Director of Conning Corporation;
                                                                                President and Chief Executive Officer of
                                                                                Conning Inc.; Senior Vice President of
                                                                                Metropolitan Life Insurance Company

Paul W. Kopsky, Jr.                      Executive Vice President, Chief     Executive Vice President and CFO of
                                            Financial Officer, and              Conning Corporation; Executive
                                            Director                            Vice President, CFO and Director of
                                                                                Conning, Inc.; Executive Vice President
                                                                                and CFO of Conning & Company; Treasurer
                                                                                and Controller of Conning Mortgage
                                                                                Investment Trust, Inc.

Frank D. Campbell                        Executive Vice President and        Conning Asset Management Company
                                            Director

John B. Clinton                          Executive Vice President            Executive Vice President of Conning
                                                                                Corporation; Executive Vice President of
                                                                                Conning & Company

Michael D. McLellan                      Executive Vice President            Executive Vice President of Conning
                                                                                Corporation; President and Director of
                                                                                White Oak Royalty Company; Director of
                                                                                Conning Mortgage Investment Trust, Inc.

                                                               Appendix D Page 1

                                         POSITION WITH
                                         CONNING ASSET
NAME AND ADDRESS*                        MANAGEMENT COMPANY                  PRINCIPAL OCCUPATION
----------------                         ------------------                  --------------------

Richard S. Collins                       Interim General Counsel             General Counsel of Metropolitan Life
                                                                                Insurance Company, 1/96 to Present.

Richard L. Sega                          Senior Vice President and Chief     CEO and President of Charter Oak
                                            Investment Officer                  Capital Company, Inc., 4/96 to 12/00.



---------------------
* The address of Messrs. Lipscomb, Kopsky, Campbell and McLellan is 700 Market Street, St. Louis, MO 63101. The address of Messrs. Clinton and Sega is CityPlace II, 185 Asylum St., Hartford, CT 06103-4105. The address of Mr. Collins is One Madison Avenue, New York, NY 10010.

                                                               Appendix D Page 2

                                   APPENDIX C

                 OTHER REGISTERED INVESTMENT COMPANY PORTFOLIOS,
           ADVISED OR SUBADVISED BY CONNING, WITH INVESTMENT OBJECTIVE
                  SIMILAR TO THE MONEY MARKET FUND OF THE TRUST

     NAME OF COMPANY                                                      CONNING'S RATE OF
      AND PORTFOLIO                CONNING'S ROLE       ASSET SIZE           COMPENSATION
      -------------                --------------       ----------           ------------
General American Capital Company
    -- Money Market Fund              Adviser          $245,923,000            0.125%
                                                        (12/31/00)            per year

Mercantile Funds, Inc. --Conning
    Money Market Portfolio            Sub-Adviser      $196,900,804            0.15%
                                                        (10/31/00)            per year

                                                               Appendix C Page 1

                                   APPENDIX D

                   BENEFICIAL OWNERS OF MORE THAN FIVE PERCENT
        OF THE OUTSTANDING VOTING SECURITIES OF THE MONEY MARKET FUND OF
                           SAGE LIFE INVESTMENT TRUST

    As of July 6, 2001, to the knowledge of management of Sage Life Investment Trust (the "Trust"), no person owned beneficially more than five percent (5%) of the outstanding voting securities of the Money Market Fund of the Trust, except as indicated below:

       NAME AND ADDRESS*       NUMBER OF SHARES       PERCENTAGE OF SERIES
       ----------------        ----------------       --------------------
       ________________        ________________              ____%
       ________________        ________________              ____%
       ________________        ________________              ____%
       ________________        ________________              ____%

                                                               Appendix D Page 4

--------------------------------------------------------------------------------
SAGE LIFE ASSURANCE OF AMERICA, INC.          VOTING INSTRUCTIONS SOLICITED FOR
                                              A SPECIAL MEETING OF SHAREHOLDERS
                                              OF THE MONEY MARKET FUND ON
                                              AUGUST 17, 2001
--------------------------------------------------------------------------------


Name of policy/contract holder
Address
City, ST  00000

         Your policy or contract (no. ________) entitles you to give voting instructions as to __________ shares of the Money Market Fund (the "Fund") of Sage Life Investment Trust (the "Trust").

    THE BOARD OF TRUSTEES OF THE TRUST SOLICITS YOUR PROXY FOR USE AT A SPECIAL MEETING OF THE SHAREHOLDERS OF THE FUND TO BE HELD ON AUGUST 17, 2001.

         PLEASE COMPLETE, SIGN AND DATE THIS FORM AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. Please use blue or black ink or dark pencil; do not use red ink. Voting instructions must be received by Sage Life Assurance of America, Inc. ("Sage Life") no later than August 15, 2001 at 5:00 p.m. local time to be included in the tally of timely voting instructions.



    Sincerely yours,

    /S/ JAMES F. BRONSDON
    JAMES F. BRONSDON
    Assistant Secretary

                                      PROXY

         I hereby instruct the persons authorized to act as proxies to vote the shares of the Fund, as to which I am entitled to give instructions, at a meeting of the shareholders of the Fund (the "Meeting") to be held at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, on August 17, 2001 at 11:00 a.m. Eastern Time, and at any adjournment thereof, in the manner directed below.

         I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated July 13, 2001, which describes each of the proposals to be presented at the Meeting.

 THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 1.


        THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE WITH RESPECT TO PROPOSAL NO. 1, THIS INSTRUCTION WILL BE VOTED "FOR" THAT PROPOSAL.

  1.  To approve or disapprove a new
      Sub-Advisory Agreement between
      Sage Advisors, Inc. and Conning         FOR    AGAINST    ABSTAIN
      Asset Management Company with           ---    -------    -------
      respect to the Money Market Fund.       [ ]      [ ]        [ ]

  2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

On behalf of:                                          ________________________

Shares held:                                           ________________________

Date:__________________                              ___________________________
                                                     Authorized Signature
                                                     ___________________________
                                                     Title

         These voting instructions may be revoked by arranging for subsequently signed voting instructions to be received by Sage Life no later than Wednesday, August 15, 2001 at 5:00 p.m. local time.

                                      PROXY

         I hereby instruct the persons authorized to act as proxies to vote the shares of the Fund, as to which I am entitled to give instructions, at a meeting of the shareholders of the Fund (the "Meeting") to be held at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, on August 17, 2001 at 11:00 a.m. Eastern Time, and at any adjournment thereof, in the manner directed below.

         I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated July 13, 2001, which describes each of the proposals to be presented at the Meeting.

    THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 1.


        THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE WITH RESPECT TO PROPOSAL NO. 1, THIS INSTRUCTION WILL BE VOTED "FOR" THAT PROPOSAL.

  1.  To approve or disapprove a new
      Sub-Advisory Agreement between
      Sage Advisors, Inc. and Conning         FOR    AGAINST    ABSTAIN
      Asset Management Company with           ---    -------    -------
      respect to the Money Market Fund.       [ ]      [ ]        [ ]

  2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

On behalf of:                                          ________________________

Shares held:                                           ________________________

Date:__________________                              ___________________________
                                                     Authorized Signature
                                                     ___________________________
                                                     Title

         These voting instructions may be revoked by arranging for subsequently signed voting instructions to be received by Sage Life no later than Wednesday, August 15, 2001 at 5:00 p.m. local time.